UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1  – Reports to Stockholders –

The Report to Shareholders is attached herewith.

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. It is the Board’s intention that a monthly distribution of $0.07 per share be maintained for 12 months beginning with the June 30, 2014 distribution payment. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2014 consisted of 100% net investment income.

In January 2015, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2014 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the year ended October 31, 2014. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 2.1% for the fiscal year ended October 31, 2014 and 7.7% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the year ended October 31, 2014 and per annum since inception is based on the reported NAV on each annual period end.

Share Price and NAV

For the one year ended October 31, 2014, based on market price, the Fund’s total return was 3.0% assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 5.4% over the year ended October 31, 2014, from $11.15 on October 31, 2013 to $10.55 on October 31, 2014. The Fund’s share price on October 31, 2014 represented a discount of 8.2% to the NAV per share of $11.49 on that date, compared with a discount of 9.0% to the NAV per share of $12.25 on October 31, 2013.

Credit Quality

As of October 31, 2014, 68.5% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s1 or Moody’s Investors Services, Inc.2, or, if unrated, judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended October 31, 2014 totaled $0.93 per share, which includes a special distribution of $0.09 per share declared on December 20, 2013 as well as the monthly managed distribution of $0.07 per share. Based on the share price of $10.55 on October 31, 2014, the distribution rate over the 12-month period ended October 31, 2014 was 8.8%.

Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 11, 2014 and December 9, 2014, the Fund announced that it will pay, on November 28, 2014 and January 12, 2015, a distribution of US $0.07 per share to all shareholders of record as of November 24, 2014 and December 31, 2014, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.07 per share be maintained for twelve months, beginning with the June 30, 2014 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2015.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2014 and fiscal year ended October 31, 2013, the Fund repurchased 208,590 and 0 shares, respectively.

Revolving Credit Facility and Leverage

The Fund’s revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2014. The outstanding balance on the loan as of October 31, 2014 was $40,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. Subsequent to the fiscal year ended October 31, 2014, the Fund paid down $5,000,000 of the revolving credit facility.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s

[1]

Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

[2]

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s

Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenfco.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5233 in the United States;
•	emailing InvestorRelations@aberdeen-asset.com;
•	visiting Aberdeen Closed-End Fund Center at http://www.aberdeenasset.us/aam.nsf/usclosed/home; or
•	visiting www.aberdeenfco.com

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market Review

Global bond yields bucked consensus expectations to finish lower over the 12-month period ended October 31, 2014, amid investors’ concerns over slowing economic growth. Most global yield curves also flattened as inflation expectations declined. Volatility was heightened at times mainly due to the U.S. Federal Reserve (Fed) shifting its monetary policy stance towards ending its quantitative easing program. However, increased asset purchases by the European Central Bank (ECB) and the Bank of Japan to fight disinflationary pressures meant that, overall, liquidity was still being injected into the global financial system. Chinese authorities also reversed course and launched mini-stimulus measures in an effort to prevent a hard landing for the economy. Weaker demand for commodities, particularly from China, led to sharp declines in oil prices over the period. This kept inflation benign across major economies, which gave their central banks breathing space to pause in interest rate normalization. There were also geopolitical flashpoints, including a growing rift between Russia and the West over Ukraine, which led to “tit-for-tat” trade curbs, further weighing on economic activity in Europe. Additionally, there were fears over the spread of the Ebola virus, which increased risk premiums in West Africa, while greater territorial gains by Islamic State (ISIS) radicals were also a concern.

Longer-term bonds outperformed their short-dated counterparts in the U.S., UK, Canada, Australia, and New Zealand during the reporting period. Yields on 10-year U.S. Treasuries fell more than 20 basis points (bps) or 0.20%–to finish the period at 2.34%. Hard currency emerging market debt outperformed its local currency counterpart for the period. The U.S. dollar appreciated against all G-101 currencies as better U.S. economic data brought forward expectations of an interest rate hike. The UK pound was the most resilient G-10 currency as the country’s economy improved, while the Japanese yen was sharply weaker on the back of aggressive monetary stimulus.

The Reserve Bank of Australia kept rates steady amid subdued economic activity and higher unemployment. The central bank avoided further rate cuts due to elevated home prices. Conversely, New Zealand’s central bank hiked its benchmark interest rate four times from 2.5% to 3.5% over the period, citing strong domestic demand and solid employment growth. The inflation rate subsequently slowed unexpectedly to 1.0%, allowing the central bank to pause.

Among key emerging markets, Mexico implemented energy reforms in a bid to open up the sector to private investment. We believe that this may revive investment into the industry, create jobs, boost production of oil and gas, and also help lower energy costs for the important manufacturing sector. The expected impact of the reforms on economic growth and tax revenues led to Standard and Poor’s raising the country’s credit rating to A,2 the highest in Latin America (together with Chile). On the other hand, Brazil’s credit rating was downgraded due to its weaker growth outlook. The central bank hiked its benchmark rate to 11.25% in an effort to counter inflationary pressures amid a weak currency and increases to regulated prices. We think that, following Dilma Rousseff’s re-election as president, her selection of the new economic cabinet is key given the threat of further downgrades over fiscal deficits.

Fund performance review

The positive impact of the Fund’s currency overlay on performance for the reporting period partially mitigated the negative effect of emerging market debt (EMD) and Australian and New Zealand bonds. The Fund’s overweight relative to its blended benchmark to EMD enhanced performance, but was outweighed by overall negative security selection. The overweight exposure to Australia and New Zealand also was a detractor.

The Fund uses currency forwards as part of the currency overlay process, in order to position the currency exposure according to the Fund’s ongoing strategy. During the period, the Fund held long New Zealand dollar positions against short Australian dollar positions in order to reduce the risk of Australian dollar weakness on Fund performance over the period. The Fund also continues to hold interest rate swaps to hedge the floating rate leverage in the portfolio in order to move its leverage duration closer to the underlying assets of the Fund.

Outlook

In our view, October 2014 was yet another reminder of the potential for volatility in global markets when many investors are similarly positioned, trading liquidity is a fraction of its pre-credit crisis levels, and distortions from central bank liquidity are in all areas of the market. As that liquidity is removed from the system, we believe that there is significant scope for market moves such as that in October to be repeated. As the U.S. and the UK move closer to rate rises, the ECB appears to be “picking up the baton” of loose monetary policy.

[1]

The G-10 is a group of the 10 major industrialized countries whose mission is to create a more stable world economic trading environment through monetary and fiscal policies. Member countries include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, the UK and the US.

[2]

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

It still remains to be seen, in our opinion, whether the market will push the central bank into outright purchases of sovereign bonds, or if that is legal under European Union treaties. However, without it, we think that the ECB seems unlikely to achieve its goal of expanding its balance sheet by €1 trillion (roughly US$1.25 trillion). In our view, the market reaction if the ECB fails to deliver is another question altogether. In terms of credit market performance, we believe that a return to this year’s tightest yield spread levels is unlikely; however, we anticipate that the market may reverse some of the recent weakness by the end of 2014.

In Australia, we believe that the cash rate could remain on hold for a prolonged period as elevated housing prices may prevent the central bank from cutting rates, even amid subdued economic growth. The transition away from mining, as well as the rebalancing of business investment towards other sectors, may progress at a measured pace, in our opinion, supported by residential investments and net exports. We also foresee a gradual but slow recovery in consumption, reflecting consumer caution and low wage growth. Regarding New Zealand, strong growth from the start of the year began to moderate following 100 bps of rate hikes. However, we feel that the rebuilding of Christchurch following the devastating earthquake of February 2011 may continue to support growth for the next few years. In our opinion, the Reserve Bank of New Zealand will most likely keep interest rates steady as inflation has been surprisingly low, and we believe that it will wait for the U.S. Federal Reserve to increase the federal funds rate first.

We believe that emerging market debt may benefit from lower U.S. rates via the continued “search for yield,” but an increase in volatility amid the changing monetary policy expectations may prove to be a headwind. The decline in global commodity prices affects emerging markets in different ways, but puts additional pressure on exporting countries, whose fiscal budgets have been dependent upon higher oil prices over the years. We think that the Ebola pandemic also reaffirms the added risks to investing in sub-Saharan African credits. Ongoing currency weakness is also a risk, in our view, as market sentiment remains negative.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Managers Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $75,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. As of October 31, 2014, the Fund held interest rate swap agreements with an aggregate notional amount of $40,000,000, which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2014	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
36 months	Receive	20.0	0.84
120 months	Receive	20.0	2.44

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s blended benchmark consisting of 20% of the Bank of America Merrill Lynch (“BofA ML”) All Maturity Australia Government Index1, 20% of the BofA ML UK Gilt Index2, 15% of the BofA ML Canadian Government Index3, 15% of the BofA ML New Zealand Government Index4 and 30% of the BofA ML Global Emerging Markets Sovereign & Credit Index5 for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	2.1%	2.1%	6.7%	6.4%
Market Value	3.0%	0.1%	5.1%	5.3%
Benchmark	2.8%	2.9%	6.4%	6.9%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return is based on the reported NAV on each annual period end. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 866-839-5233.

The net operating expense ratio based on the fiscal year ended October 31, 2014 is 2.18%. The net operating expense ratio, excluding interest expense, based on the fiscal year ended October 31, 2014 is 1.76%.

[1]	The BofA ML All Maturity Australia Government Index tracks the performance of AUD denominated sovereign debt publicly issued by the Australian government in its domestic market.
[2]	The BofA ML UK Gilt Index tracks the performance of GBP denominated sovereign debt publicly issued by the UK government in its domestic market.
[3]	The BofA ML Canada Government Index tracks the performance of CAD denominated sovereign debt publicly issued by the Canadian government in its domestic market.
[4]	The BofA ML New Zealand Government Index tracks the performance of NZD denominated sovereign debt publicly issued by the New Zealand government in its domestic market.
[5]	The BofA ML Global Emerging Markets Sovereign & Credit Index tracks the performance of USD and EUR denominated emerging market debt, including sovereign, quasi-government and corporate securities.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of October 31, 2014, 68.5% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2014 compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %	NR** %
October 31, 2014	38.5	26.0	4.0	14.0	9.0	5.5	2.3	0.7
April 30, 2014	34.4	25.4	6.4	15.0	11.9	5.3	1.2	0.4
October 31, 2013	32.7	27.9	6.4	16.6	10.6	5.1	0.2	0.5

*	Below investment grade
**	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2014, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2014	72.6	11.7	15.7
April 30, 2014	73.0	12.2	14.8
October 31, 2013	71.6	16.4	12.0

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2014, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2014	92.9	3.0	4.1
April 30, 2014	94.1	2.4	3.5
October 31, 2013	91.7	5.6	2.7

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of October 31, 2014, the average maturity of the Fund’s total investments was 7.8 years, compared with 8.4 years at April 30, 2014 and 7.7 years at October 31, 2013. The table below shows the maturity composition of the Fund’s investments as of October 31, 2014, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2014	29.5	7.7	38.8	24.0
April 30, 2014	29.8	11.1	34.3	24.8
October 31, 2013	28.8	10.6	42.2	18.4

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2014 and the previous six and twelve month periods.

	October 31, 2014	April 30, 2014	October 31, 2013
Australia
90 day bank bills	2.74%	2.68%	2.60%
10 yr bond	3.19%	3.85%	3.94%
Australian Dollar	$0.88	$0.93	$0.95
Canada
90 day bank bills	1.28%	1.27%	0.92%
10 yr bond	2.05%	2.40%	2.42%
Canadian Dollar	$0.89	$0.91	$0.96
Malaysia
3-month T-Bills	3.30%	2.99%	2.95%
10 yr bond	3.84%	4.07%	3.59%
Malaysian Ringgit*	~~R~~3.29	~~R~~3.27	~~R~~3.16
New Zealand
90 day bank bills	3.71%	3.35%	2.70%
10 yr bond	3.99%	4.41%	4.51%
New Zealand Dollar	$0.78	$0.86	$0.83
Philippines
90 day T-bills	1.44%	1.46%	0.25%
10 yr bond	4.11%	4.41%	3.63%
Philippines Peso*	~~P~~44.88	~~P~~44.58	~~P~~43.21
Singapore
3-month T-bills	0.34%	0.32%	0.29%
10 yr bond	2.29%	2.42%	2.15%
Singapore Dollar*	~~S~~$1.29	~~S~~$1.26	~~S~~$1.24
South Korea
90 day commercial paper	2.14%	2.65%	2.65%
10 yr bond	2.65%	3.53%	3.40%
South Korean Won*	~~W~~1,068.73	~~W~~1,033.30	~~W~~1,1060.75
Thailand
90 day deposits	1.13%	1.13%	1.63%
10 year bonds	3.33%	3.55%	3.90%
Thai Baht*	~~B~~32.57	~~B~~32.36	~~B~~31.13
United Kingdom
90 day bank bills	0.55%	0.53%	0.51%
10 yr bond	2.25%	2.66%	2.62%
British Pound	£1.60	£1.69	£1.61
U.S.$ Bonds**
South Korea	n/a	1.04%	1.53%
Malaysia	n/a	3.47%	3.60%
Philippines	2.26%	2.44%	2.66%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian, Canadian and New Zealand Dollars and British Pound are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS—20.0%
AUSTRALIA—1.3%
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/2014	$441,965
AUD	500	DnB NOR Boligkreditt, 6.25%, 06/08/2016	460,653
AUD	500	National Capital Trust III, 3.69%, 09/30/2016 (a)(b)(c)	430,654
			1,333,272
BANGLADESH—0.2%
USD	200	Banglalink Digital Communications Ltd., 8.63%, 05/06/2017 (a)(d)	209,500
BRAZIL—1.8%
USD	200	Banco do Estado do Rio Grande do Sul, 7.38%, 02/02/2022 (d)	209,414
USD	300	Caixa Economica Federal, 4.50%, 10/03/2018 (d)	307,170
USD	270	CIMPOR Financial Operations BV, 5.75%, 07/17/2019 (a)(d)	259,605
USD	250	JBS Investments GmbH, 7.25%, 04/03/2019 (a)(d)	265,625
USD	250	JBS Investments GmbH, 7.75%, 10/28/2017 (a)(d)	273,908
USD	420	OAS Financial Ltd., 8.88%, 04/25/2018 (a)(b)(c)(d)	378,000
USD	191	Odebrecht Offshore Drilling Finance Ltd., 6.75%, 12/01/2021 (a)(d)	199,800
			1,893,522
CANADA—0.2%
USD	230	Uranium One Investments, Inc., 6.25%, 12/13/2016 (a)(d)	205,850
CHILE—0.6%
USD	200	Empresa Nacional del Petroleo, 4.38%, 10/30/2024 (d)	198,250
USD	400	SACI Falabella, 3.75%, 04/30/2023 (d)	394,152
			592,402
COLOMBIA—0.2%
USD	200	Pacific Rubiales Energy Corp., 5.38%, 01/26/2017 (a)(d)	200,500
DOMINICAN REPUBLIC—0.3%
USD	250	AES Andres Dominicana Ltd., 9.50%, 11/12/2015 (a)(d)	270,000
EL SALVADOR—0.2%
USD	179	Telemovil Finance Co. Ltd., 8.00%, 12/01/2014 (a)(d)	185,713
GEORGIA—0.2%
USD	250	Georgian Oil and Gas Corp., 6.88%, 05/16/2017 (d)	261,787
GUATEMALA—0.5%
USD	200	Comunicaciones Celulares SA, 6.88%, 02/06/2019 (a)(d)	214,000
USD	300	Industrial Subordinated Trust, 8.25%, 07/27/2021 (d)	324,000
			538,000
HONG KONG—0.2%
USD	200	MIE Holdings Corp., 7.50%, 04/25/2017 (a)(d)	196,000
INDIA—0.2%
USD	250	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (d)	264,070
INDONESIA—0.8%
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (d)	359,825
USD	560	Pertamina Persero PT, 5.63%, 05/20/2043 (d)	536,200
			896,025

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
KAZAKHSTAN—1.1%
USD	570	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	$635,550
USD	200	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	223,000
USD	310	Zhaikmunai LP Via Zhaikmunai International BV, 7.13%, 11/13/2016 (a)(d)	322,400
			1,180,950
MEXICO—2.3%
USD	250	Alfa SAB de CV, 6.88%, 09/25/2043 (a)(d)	281,250
USD	200	Cemex Finance LLC, 9.38%, 10/12/2017 (a)(d)	230,500
USD	500	Offshore Drilling Holding SA, 8.63%, 09/20/2017 (a)(d)	525,100
USD	280	Pemex Project Funding Master Trust, 6.63%, 06/15/2035	330,400
USD	390	Petroleos Mexicanos, 6.50%, 06/02/2041	456,300
USD	330	Petroleos Mexicanos, 6.63%, 06/15/2038	383,295
USD	270	Tenedora Nemak SA de CV, 5.50%, 02/28/2018 (a)(d)	280,719
			2,487,564
NEW ZEALAND—0.8%
NZD	1,000	General Electric Capital Corp., 6.75%, 09/26/2016	815,435
NIGERIA—0.7%
USD	270	Diamond Bank PLC, 8.75%, 05/21/2019 (d)	264,600
USD	250	GTB Finance BV, 7.50%, 05/19/2016 (d)	257,500
USD	200	Zenith Bank PLC, 6.25%, 04/22/2019 (d)	197,000
			719,100
PARAGUAY—0.4%
USD	400	Banco Regional SAECA, 8.13%, 01/24/2019 (d)	434,000
PERU—0.3%
USD	140	InRetail Consumer, 5.25%, 10/10/2018 (a)(d)	141,750
USD	160	Union Andina de Cementos SAA, 5.88%, 10/30/2018 (a)(d)	162,432
			304,182
RUSSIA—1.3%
USD	400	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021 (d)	405,500
USD	220	Evraz Group SA, 6.50%, 04/22/2020 (d)	196,673
USD	250	Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/2023 (d)	241,875
USD	200	OJSC Novolipetsk Steel via Steel Funding Ltd., 4.95%, 09/26/2019 (d)	191,750
USD	107	RZD Capital Ltd., 5.74%, 04/03/2017 (d)	109,943
USD	270	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 02/02/2021 (d)	274,725
			1,420,466
SUPRANATIONAL—4.3%
INR	32,200	European Bank for Reconstruction & Development, 6.20%, 06/27/2015	523,727
INR	64,000	European Bank for Reconstruction & Development, 7.65%, 02/18/2015	1,041,615
NZD	3,800	International Finance Corp., 4.63%, 05/25/2016	2,992,253
			4,557,595
TURKEY—0.9%
USD	200	Arcelik, 5.00%, 04/03/2023 (d)	189,000
USD	200	Turkiye Sise ve Cam Fabrikalari, 4.25%, 05/09/2020 (d)	196,348
USD	250	Yasar Holdings AS, 8.88%, 05/06/2020 (a)(d)	249,631
USD	300	Yasar Holdings SA Via Willow No. 2, 9.63%, 12/01/2014 (a)(d)	304,896
			939,875

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
UNITED ARAB EMIRATES—0.5%
USD	480	Jafz Sukuk Ltd., 7.00%, 06/19/2019 (d)	$550,584
UNITED KINGDOM—0.2%
USD	200	Tullow Oil PLC, 6.00%, 11/01/2016 (a)(d)	187,000
VENEZUELA—0.5%
USD	640	Petroleos de Venezuela SA, 8.50%, 11/02/2017 (d)	484,736
		Total Corporate Bonds—20.0% (cost $18,691,176)	21,128,128
GOVERNMENT BONDS—106.6%
ARGENTINA—1.5%
USD	1,110	Argentina Bonar Bonds, 7.00%, 04/17/2017	984,844
USD	620	Argentina Bonar Bonds, 8.75%, 05/07/2024	580,193
			1,565,037
ARMENIA—0.8%
USD	600	Republic of Armenia, 144A, 6.00%, 09/30/2020 (d)	627,000
USD	200	Republic of Armenia, REG S, 6.00%, 09/30/2020 (d)	209,000
			836,000
AUSTRALIA—24.2%
AUD	3,000	Australia Government Bond, 3.25%, 04/21/2029 (d)	2,538,095
AUD	2,300	Australia Government Bond, 4.75%, 04/21/2027 (d)	2,286,613
AUD	4,900	Australia Government Bond, 5.50%, 01/21/2018	4,692,576
AUD	4,810	Australia Government Bond, 5.50%, 04/21/2023	4,949,412
AUD	2,770	Australia Government Bond, 5.75%, 07/15/2022	2,870,736
AUD	1,300	Australia Government Bond, 6.25%, 04/15/2015	1,163,619
AUD	3,200	New South Wales Treasury Corp., 6.00%, 04/01/2016	2,944,724
AUD	1,600	Queensland Treasury Corp., 6.00%, 06/14/2021 (d)(e)	1,635,152
AUD	1,300	Queensland Treasury Corp., 6.00%, 07/21/2022 (d)	1,329,282
AUD	1,115	Treasury Corp. of Victoria, 6.00%, 06/15/2020	1,121,364
			25,531,573
BAHRAIN—0.2%
USD	250	Bahrain Government International Bond, 6.00%, 09/19/2044 (d)	258,750
BRAZIL—3.7%
USD	250	Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/2023 (d)	268,363
BRL	150	Brazil Notas do Tesouro Nacional, 6.00%, 08/15/2020 (f)	151,604
BRL	5,130	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2025	1,832,009
BRL	1,121	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/2017	432,168
BRL	450	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/2023	162,338
USD	820	Brazilian Government International Bond, 7.13%, 01/20/2037	1,035,250
			3,881,732
CANADA—16.8%
CAD	3,400	Canadian Government Bond, 2.50%, 06/01/2024	3,134,981
CAD	1,500	Canadian Government Bond, 3.50%, 12/01/2045	1,589,770
CAD	4,500	Canadian Government Bond, 4.00%, 06/01/2016	4,178,546
CAD	2,000	Canadian Government Bond, 8.00%, 06/01/2023	2,628,064
CAD	2,000	Canadian Government Bond, 9.00%, 06/01/2025	2,931,707
CAD	2,000	Hydro Quebec, 9.63%, 07/15/2022	2,625,757
CAD	500	Ontario Electricity Financial Corp., 8.50%, 05/26/2025	660,365
			17,749,190

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
COLOMBIA—1.9%
COP	320,000	Colombia Government International Bond, 4.38%, 12/21/2022 (a)	$137,254
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	161,700
COP	822,000	Colombia Government International Bond, 7.75%, 04/14/2021	434,791
COP	2,105,000	Colombia Government International Bond, 9.85%, 06/28/2027	1,309,244
			2,042,989
COSTA RICA—0.2%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (d)	237,500
CROATIA—1.9%
USD	500	Croatia Government International Bond, 6.00%, 01/26/2024 (d)	540,625
USD	500	Croatia Government International Bond, 6.25%, 04/27/2017 (d)	535,470
USD	800	Croatia Government International Bond, 6.63%, 07/14/2020 (d)	887,504
			1,963,599
DOMINICAN REPUBLIC—0.5%
USD	350	Dominican Republic International Bond, 7.45%, 04/30/2044 (d)	391,125
USD	160	Dominican Republic International Bond, 7.50%, 05/06/2021 (d)	182,000
			573,125
GHANA—0.3%
USD	300	Republic of Ghana, 8.13%, 01/18/2026 (d)	301,500
HONDURAS—0.5%
USD	530	Honduras Government International Bond, 7.50%, 03/15/2024 (d)	571,075
INDONESIA—2.3%
USD	850	Indonesia Government International Bond, 5.88%, 01/15/2024 (d)	966,875
USD	200	Indonesia Government International Bond, 6.75%, 01/15/2044 (d)	245,250
IDR	8,720,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	716,505
IDR	6,088,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	529,114
			2,457,744
IRAQ—0.2%
USD	250	Republic of Iraq, 5.80%, 12/14/2014 (a)(d)	220,625
IVORY COAST—0.2%
USD	200	Ivory Coast Government International Bond, 5.75%, 12/31/2032 (d)(g)	193,040
KAZAKHSTAN—0.5%
USD	520	Kazakhstan Government International Bond, 3.88%, 10/14/2024 (d)	510,900
LATVIA—0.6%
USD	600	Republic of Latvia, 2.75%, 01/12/2020 (d)	593,250
MEXICO—1.5%
MXN	2,013	Mexican Udibonos, 4.50%, 11/22/2035 (f)	175,793
MXN	6,820	Mexico Bonds, 10.00%, 11/20/2036	694,538
MXN	3,350	Mexico Fixed Rate Bonds, 8.00%, 12/07/2023	285,467
USD	350	Mexico Government International Bond, 6.05%, 01/11/2040	422,625
			1,578,423

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
MONGOLIA—0.5%
USD	220	Development Bank of Mongolia LLC, 5.75%, 03/21/2017 (d)	$213,400
USD	400	Mongolia Government International Bond, 5.13%, 12/05/2022 (d)	356,000
			569,400
MOZAMBIQUE—0.5%
USD	550	Mozambique EMATUM Finance 2020 BV, 6.31%, 09/11/2020 (d)	549,313
NEW ZEALAND—16.2%
NZD	3,100	New Zealand Government Bond, 3.00%, 04/15/2020 (d)	2,313,895
NZD	5,000	New Zealand Government Bond, 5.50%, 04/15/2023 (d)	4,308,958
NZD	3,300	New Zealand Government Bond, 6.00%, 04/15/2015 (d)	2,600,979
NZD	1,700	New Zealand Government Bond, 6.00%, 12/15/2017 (d)	1,413,802
NZD	6,555	New Zealand Government Bond, 6.00%, 05/15/2021 (d)	5,717,513
NZD	1,000	Province of Manitoba, 6.38%, 09/01/2015	792,954
			17,148,101
NIGERIA—1.2%
NGN	155,150	Nigeria Government Bond, 15.10%, 04/27/2017	990,000
USD	260	Nigeria Government International Bond, 5.13%, 07/12/2018 (d)	266,500
			1,256,500
PERU—1.1%
PEN	1,370	Peru Government Bond, 7.84%, 08/12/2020	542,840
PEN	1,615	Peruvian Government International Bond, 6.95%, 08/12/2031 (d)	589,013
			1,131,853
PHILIPPINES—0.1%
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	50,400
ROMANIA—2.0%
USD	1,090	Romanian Government International Bond, 6.13%, 01/22/2044 (d)	1,276,662
USD	700	Romanian Government International Bond, 6.75%, 02/07/2022 (d)	838,600
			2,115,262
RUSSIA—0.2%
USD	150	Vnesheconombank Via VEB Finance PLC, 6.90%, 07/09/2020 (d)	153,188
RWANDA—0.5%
USD	200	Rwanda International Government Bond, 144A, 6.63%, 05/02/2023 (d)	207,040
USD	350	Rwanda International Government Bond, REG S, 6.63%, 05/02/2023 (d)	362,320
			569,360
SENEGAL—0.5%
USD	200	Senegal Government International Bond, 6.25%, 07/30/2024 (d)	197,744
USD	330	Senegal Government International Bond, 8.75%, 05/13/2021 (d)	377,850
			575,594
SOUTH AFRICA—2.5%
USD	710	Eskom Holdings Ltd., 5.75%, 01/26/2021 (d)	733,217
USD	400	Eskom Holdings Ltd., 6.75%, 08/06/2023 (d)	430,500
ZAR	5,500	South Africa Government Bond, 8.00%, 12/21/2018	515,610
ZAR	1,640	South Africa Government Bond, 8.00%, 01/31/2030	145,061
ZAR	4,760	South Africa Government Bond, 8.25%, 09/15/2017	448,404

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2014

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
SOUTH AFRICA (continued)
ZAR	2,700	South Africa Government Bond, 10.50%, 12/21/2026	$293,849
USD	100	South Africa Government International Bond, 6.25%, 03/08/2041	117,500
			2,684,141
TANZANIA—0.5%
USD	530	Tanzania Government International Bond, 6.33%, 03/09/2020 (b)(d)	573,062
TURKEY—1.8%
TRY	570	Turkey Government Bond, 6.30%, 02/14/2018	242,602
TRY	2,270	Turkey Government Bond, 10.70%, 02/24/2016	1,050,411
USD	200	Turkey Government International Bond, 5.63%, 03/30/2021	218,996
USD	320	Turkey Government International Bond, 6.25%, 09/26/2022	363,200
			1,875,209
UNITED KINGDOM—17.8%
GBP	1,300	United Kingdom Gilt, 4.00%, 03/07/2022 (d)	2,378,929
GBP	1,700	United Kingdom Gilt, 4.25%, 06/07/2032 (d)	3,296,268
GBP	4,000	United Kingdom Gilt, 8.00%, 12/07/2015 (d)	6,926,959
GBP	3,000	United Kingdom Treasury Gilt, 4.25%, 12/07/2049 (d)	6,156,240
			18,758,396
URUGUAY—1.7%
UYU	12,027	Uruguay Government International Bond, 4.25%, 04/05/2027 (f)	533,221
UYU	19,128	Uruguay Government International Bond, 5.00%, 09/14/2018 (f)	841,756
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036 (a)	198,925
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033 (h)	225,637
			1,799,539
VENEZUELA—1.4%
USD	1,920	Venezuela Government International Bond, 12.75%, 08/23/2022 (d)	1,526,400
ZAMBIA—0.3%
USD	230	Zambia Government International Bond, 8.50%, 04/14/2024 (d)	262,775
		Total Government Bonds—106.6% (cost $111,188,059)	112,664,545
SHORT-TERM INVESTMENT—10.9%
UNITED STATES—10.9%
	11,488	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 10/31/2014, due 11/03/2014 in the amount of $11,488,000 collateralized by $11,719,521 U.S. Treasury Note, maturing 10/31/2021; value $11,719,529	11,488,000
		Total Short-Term Investment—10.9% (cost $11,488,000)	11,488,000
		Total Investments—137.5% (cost $141,367,235)	145,280,673

		Liabilities in Excess of Other Assets—(37.5)%	(39,627,789)
		Net Assets—100.0%	$105,652,884

AUD—Australian Dollar	GBP—British Pound Sterling	NGN—Nigerian Naira	USD—U.S. Dollar
BRL—Brazilian Real	IDR—Indonesian Rupiah	NZD—New Zealand Dollar	UYU—Uruguayan Peso
CAD—Canadian Dollar	INR—Indian Rupee	PEN—Peruvian Nuevo Sol	ZAR—South African Rand
COP—Colombian Peso	MXN—Mexican Peso	TRY—Turkish Lira

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2014

(a)	The maturity date presented for these instruments represents the next call/put date.
(b)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2014.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	Denotes a restricted security, see Note 2(c).
(e)	This security is government guaranteed.
(f)	Inflation linked security.
(g)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(h)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.

At October 31, 2014, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
11/28/2014	Citibank	BRL1,218,000	USD521,270	$487,969	$(33,301)
South African Rand/United States Dollar
01/16/2015	Citibank	ZAR5,980,000	USD539,122	535,539	(3,583)
Turkish Lira/United States Dollar
01/16/2015	Citibank	TRY1,955,000	USD861,513	865,683	4,170
				$1,889,191	$(32,714)

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
01/28/2015	State Street Bank & Trust Co.	USD5,900,000	AUD6,700,206	$5,860,721	$39,279
United States Dollar/Brazilian Real
11/28/2014	Citibank	USD1,259,910	BRL2,940,000	1,177,856	82,054
United States Dollar/Colombian Peso
11/28/2014	Citibank	USD324,055	COP625,540,000	303,238	20,817
United States Dollar/New Zealand Dollar
01/28/2015	State Street Bank & Trust Co.	USD8,600,000	NZD10,949,416	8,464,368	135,632
United States Dollar/South African Rand
01/16/2015	JPMorgan Chase	USD611,358	ZAR6,910,000	618,825	(7,467)
United States Dollar/Turkish Lira
01/16/2015	JPMorgan Chase	USD1,270,556	TRY2,967,000	1,313,801	(43,245)
				$17,738,809	$227,070

At October 31, 2014, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation
Over-the-counter swap agreements:
USD	20,000,000	11/01/2017	Barclays	Receive	3-month LIBOR Index	0.84%	$102,249
Centrally cleared swap agreements:
USD	20,000,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	73,715
							$175,964

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2014

Assets
Investments, at value (cost $129,879,235)	$133,792,673
Repurchase agreement, at value (cost $11,488,000)	11,488,000
Foreign currency, at value (cost $7,794,886)	7,598,876
Cash at broker for interest rate swaps	1,089,276
Cash at broker for futures contracts	448
Interest receivable	2,007,494
Unrealized appreciation on forward foreign currency exchange contracts	281,952
Prepaid expenses in connection with the at-the-market stock offering	232,894
Unrealized appreciation on over-the-counter interest rate swaps	102,249
Variation margin receivable for centrally cleared interest rate swaps	49,859
Prepaid expenses	54,409
Total assets	156,698,130

Liabilities
Bank loan payable (Note 7)	40,000,000
Due to broker	10,212,429
Payable for investments purchased	449,034
Investment management fees payable (Note 3)	90,693
Unrealized depreciation on forward foreign currency exchange contracts	87,596
Collateral from broker	60,000
Investor relations fees payable (Note 3)	21,993
Administration fees payable (Note 3)	17,441
Interest payable on bank loan	13,491
Director fees payable	3,753
Deferred foreign capital gains tax	349
Accrued expenses	88,467
Total liabilities	51,045,246

Net Assets	$105,652,884

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$9,196
Paid-in capital in excess of par	106,254,658
Distributions in excess of net investment income	(1,836,620)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(7,343,095)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	6,003,529
Accumulated net realized foreign exchange gains	4,569,632
Net unrealized foreign exchange and forward foreign currency contract gains	(2,004,416)
Net Assets	$105,652,884
Net asset value per common share based on 9,195,560 shares issued and outstanding	$11.49

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2014

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $3,350)	$6,778,350
6,778,350

Expenses
Investment management fee (Note 3)	980,278
Administration fee (Note 3)	188,515
Directors’ fees and expenses	235,448
Investor relations fees and expenses (Note 3)	114,423
Independent auditors’ fees and expenses	97,228
Reports to shareholders and proxy solicitation	81,882
Legal fees and expenses	74,323
Insurance expense	66,811
Custodian’s fees and expenses	53,845
Transfer agent’s fees and expenses	27,973
Bank loan fees and expenses	4,542
Miscellaneous	26,045
Total operating expenses, excluding interest expense	1,951,313
Interest expense (Note 7)	462,861
Total operating expenses	2,414,174
Net Investment Income	4,364,176

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $0 capital gains tax)	1,183,444
Interest rate swaps	(794,504)
Forward and spot foreign currency exchange contracts	96,059
Foreign currency transactions	(1,900,856)
(1,415,857)

Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $349)	2,482,083
Interest rate swaps	184,815
Forward foreign currency exchange contracts	310,604
Foreign currency translation	(4,617,241)
(1,639,739)
Net loss from investments, interest rate swaps, futures contracts and foreign currencies	(3,055,596)
Net Increase in Net Assets Resulting from Operations	$1,308,580

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$4,364,176	$5,017,148
Net realized gain from investments, interest rate swaps and futures contracts	388,940	3,700,104
Net realized gain/(loss) from foreign currency transactions	(1,804,797)	96,580
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	2,666,898	(10,866,122)
Net change in unrealized appreciation/depreciation on foreign currency translation	(4,306,637)	(5,369,618)
Net increase/(decrease) in net assets resulting from operations	1,308,580	(7,421,908)

Distributions to Shareholders from:
Net investment income	(8,626,949)	(7,861,643)
Net decrease in net assets from distributions	(8,626,949)	(7,861,643)

Common Stock Transactions:
Proceeds from the at-the-market stock offering (Note 5)	—	2,416,751
Expenses in connection with the at-the-market stock offering (Note 5)	—	(35,818)
Repurchase of common stock from open market purchase program of 208,590 and 0 shares, respectively (Note 6)	(2,237,874)	—
Change in net assets from common stock transactions	(2,237,874)	2,380,933
Change in net assets resulting from operations	(9,556,243)	(12,902,618)

Net Assets:
Beginning of year	115,209,127	128,111,745
End of year (including distributions in excess of net investment income of ($1,836,620) and ($1,301,448), respectively)	$105,652,884	$115,209,127

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2014

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $1,618,123)	$8,505,238
Operating expenses paid	(2,427,196)
Payments received from broker for collateral on interest rate swaps	(208,429)
Purchases and sales of short-term portfolio investments, net	(6,169,000)
Purchases of long-term portfolio investments	(102,604,340)
Proceeds from sales of long-term portfolio investments	105,630,544
Realized gains on forward foreign currency exchange contracts closed	221,549
Realized losses on interest rate swap transactions	(794,504)
Payments received from broker for futures contracts	23
Increase in prepaid expenses and other assets	(20,295)
Net cash provided from operating activities	2,133,590
Cash flows provided from (used for) financing activities
Repurchase of common stock	(2,237,874)
Dividends paid to common shareholders	(9,285,239)
Cash due to broker	10,212,429
Net cash used for financing activities	(1,310,684)
Effect of exchange rate on cash	(2,307,085)
Net decrease in cash	(1,484,179)
Cash at beginning of year	9,083,055
Cash at end of year	$7,598,876

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$1,308,580
Increase in investments	(1,983,045)
Net realized gain on investment transactions	(1,183,444)
Net realized foreign exchange losses	2,026,346
Net change in unrealized appreciation/depreciation on investments	(2,482,083)
Net change in unrealized foreign exchange gains/losses	4,306,637
Decrease in interest receivable	108,765
Decrease in receivable for investments sold	205,844
Increase in interest payable on bank loan	9,024
Net increase in other assets	(20,295)
Increase in payable for investments purchased	252,528
Change in interest receivable/payable for closed interest rate swaps	(37,828)
Payments made to broker for interest rate swaps	(355,416)
Payments received from broker for futures contracts	23
Decrease in accrued expenses and other liabilities	(22,046)
Total adjustments	825,010
Net cash provided from operating activities	$2,133,590

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2014	2013		2012	2011	2010
Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$12.25	$13.88		$13.45	$12.92	$11.67
Net investment income	0.47	0.54		0.61	0.72	0.72
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.32)	(1.33)		0.73	0.65	1.37
Total from investment operations applicable to common shareholders	0.15	(0.79)		1.34	1.37	2.09
Distributions to common shareholders from:
Net investment income	(0.93)	(0.84)		(0.92)	(0.84)	(0.84)
Total distributions	(0.93)	(0.84)		(0.92)	(0.84)	(0.84)

Capital Transactions:
Expenses in connection with the at-the-market stock offering (Note 5)	–	–		–	–	–
Impact of at-the-market stock offering (Note 5)	–	–		0.01	–	–
Impact of open market repurchase program (Note 6)	0.02	–		–	–	–
Total from capital transactions	0.02	–		0.01	–	–
Net asset value per common share, end of year	$11.49	$12.25		$13.88	$13.45	$12.92
Market value, end of year	$10.55	$11.15		$14.06	$13.11	$12.53

Total Investment Return Based on(b):
Market value	2.99%	(15.00%	)	14.54%	11.48%	14.84%
Net asset value	2.09%	(5.49%	)(c)	10.21% (c)	11.00%	18.72%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$105,653	$115,209		$128,112	$121,652	$116,817
Average net assets applicable to common shareholders (000 omitted)	$110,812	$122,387		$123,780	$118,560	$108,068
Net operating expenses	2.18%	2.04%		2.07%	2.13%	2.49%
Net operating expenses, excluding interest expense	1.76%	1.68%		1.68%	1.68%	1.88%
Net investment income	3.94%	4.10%		4.50%	5.47%	6.02%
Portfolio turnover	59%	43%		34%	76%	44%
Senior securities (loan facility) outstanding (000 omitted)	$40,000	$40,000		$40,000	$40,000	$40,000
Asset coverage ratio on revolving credit facility at year end(d)	364%	388%		420%	404%	392%
Asset coverage per $1,000 on revolving credit facility at year end	$3,641	$3,880		$4,196	$4,041	$3,920

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of any long-term debt obligations.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

October 31, 2014

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2014, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, United Kingdom, and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$–	$21,128,128	$–	$21,128,128
Government Bonds	–	112,664,545	–	112,664,545
Total Fixed Income Investments	–	133,792,673	–	133,792,673
Short-Term Investment	–	11,488,000	–	11,488,000
Total Investments	$–	$145,280,673	$–	$145,280,673
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$281,952	$–	$281,952
Interest Rate Swap Agreements	–	175,964	–	175,964
Total Other Financial Instruments	$–	$457,916	$–	$457,916
Total Assets	$–	$145,738,589	$–	$145,738,589
Liabilities Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(87,596)	$–	$(87,596)
Total Liabilities	$–	$(87,596)	$–	$(87,596)

Amounts listed as “–” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2014, there were no transfers between Level 1, 2, or 3. For the year ended October 31, 2014, there have been no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $11,488,000 as of October 31, 2014. The value of the related collateral exceeded the value of the repurchase agreement at October 31, 2014.

c. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

d. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

e. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the year ended October 31, 2014, the Fund held long New Zealand dollar positions against short Australian dollar positions in order to reduce the risk of Australian dollar weakness on Fund performance over the period.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the fiscal year ended October 31, 2014, the Fund used interest rate swaps as a tool to hedge the floating rate leverage of the Fund in order to move its leverage duration closer to the underlying assets of the Fund.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Certain swaps entered into after June 10, 2013, including some interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, these swaps can no longer be traded over-the-counter and are subject to various regulations and rules of the CFTC. The Fund currently holds one swap that was subject to mandatory clearing and did not enter into any new swaps subject to clearing during the reporting period. In a centrally cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2014:

	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2014		Year Ended October 31, 2014
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on over-the-counter interest rate swaps	$102,249	Unrealized depreciation on interest rate swaps	$–

Interest rate swaps (interest rate risk)*	Variation margin receivable for centrally cleared swaps	$73,715	Variation margin payable for centrally cleared swaps	$–

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$281,952	Unrealized depreciation on forward currency exchange contracts	$87,596
Total		$457,916		$87,596

*	Includes cumulative appreciation/depreciation on exchange-traded swaps as reported in the Portfolio of Investments. Only current days variation margin is reported within the Statement of Assets and Liabilities.

Amounts listed as “–” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets and Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency (2)
Citibank	$107,041	$(36,884)	$–	$70,157	$36,884	$(36,884)	$–	$–
JPMorgan Chase	–	–	–	–	50,712	–	–	50,712
State Street Bank & Trust Co.	174,911	–	–	174,911	–	–	–	–

Interest rate swaps (2)
Barclays	102,249	–	(60,000)	42,249	–	–	–	–
Citibank	49,859	–	(23,856)	26,003	–	–	–	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (swaps and forwards) which are not subject to master netting arrangement, or other another similar arrangement.
(3)	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

The Effect of Derivative Instruments on the Statement of Operations

for the Year Ended October 31, 2014:

Derivatives Not Accounted for as Hedging Instruments Under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(794,504)	$184,815

Forward foreign exchange contracts (foreign exchange risk)		221,549	310,604
Total		$(572,955)	$495,419

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2014. The table below summarizes the weighted average values of derivatives holdings for the fund during the year ended October 31, 2014.

Forward foreign exchange contracts (Average Notional Value)	Futures contracts (Average Notional Value)	Swap contracts (Average Notional Value)
$10,589,370	$–	$40,000,000

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

h. Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies (Australian Dollar, Canadian Dollar or British Pound). Accordingly, realized currency gains/(losses) are realized from changes in the foreign exchange rates against the Australian Dollar or are a result from the repatriation of any of the functional currencies into U.S. Dollars. This may differ substantially from the realized currency gains recognized under GAAP within the financial statements. Furthermore, the Fund’s distribution requirements are calculated on a federal tax basis whereby currency gains/(losses) are considered income and distributed out as such.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

i. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”), serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement (the “Sub-Advisory agreement”) respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $283,604 to the Investment Adviser, with respect to the Fund, during the year ended October 31, 2014. As compensation for its services under the sub-advisory agreement, the Sub-Adviser received $159,390 in sub-advisory fees, with respect to the Fund, during the year ended October 31, 2014.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the year ended October 31, 2014, AAMI earned $188,515 from the Fund for administration fees.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended October 31, 2014, the Fund incurred fees of approximately $111,333 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2014, were $81,554,735 and $86,745,343, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value common stock. During the fiscal year ended October 31, 2014, the fund repurchased 208,590 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of October 31, 2014, there were 9,195,560 shares of common stock issued and outstanding.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

In January 2011, the Fund filed a “shelf” registration statement with the Securities and Exchange Commission, which permits the Fund to issue up to $60,000,000 in shares of common stock through one or more public offerings including at-the-market offerings (“ATM” offerings) over a three year period. Shares are offered through ATM offerings only when market conditions are considered favorable. Such shares are only issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised through ATM offerings are used for investment purposes. For the fiscal year ended October 31, 2014 and October 31, 2013, there were 0 and 178,334 shares sold respectively through the ATM offering. Offering costs are capitalized as a prepaid expense. When shares are sold, a portion of the cost attributable to those shares will be charged to paid-in capital. Upon expiration of this shelf offering in January, 2015, any remaining prepaid Offering Costs with this registration statement will be expensed to the Fund. For the year ended October 31, 2014 and year ended October 31, 2013, offering costs in the amount of $0 and $35,818, respectively were charged to paid-in-capital. These costs are noted on the Statements of Changes in Net Assets.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%.

For the fiscal year ended October 31, 2014 and fiscal year ended October 31, 2013, the Fund repurchased 208,590 shares and 0 shares, respectively, through this program.

7. Revolving Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2014. For the fiscal year ended October 31, 2014, the balance of the loan outstanding was $40,000,000, and the average interest rate on the loan facility was 1.14%. The average balance for the fiscal year was $40,000,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 365 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the year ended October 31, 2014, the Fund incurred fees of approximately $4,542.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a net asset value of no less than $75,000,000.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2014.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2017	1.20%	$40,000,000	$39,300,048

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2014

8. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy intiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$141,655,506	$5,768,362	$(2,143,195)	$3,625,167

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 was as follows:

	October 31, 2014	October 31, 2013
Distributions paid from:
Ordinary Income	$8,626,949	$7,861,643
Net long-term capital gains	–	–
Total tax character of distributions	$8,626,949	$7,861,643

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2014

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$462,039
Undistributed long-term capital gains – net	–
Total undistributed earnings	$462,039
Capital loss carryforward	(7,325,937	)*
Other currency gains	4,569,631
Other temporary differences	(27,395)
Unrealized appreciation/(depreciation) – securities	3,625,168	**
Unrealized appreciation/(depreciation) – currency	(1,914,476	)**
Total accumulated earnings/(losses) – net	$(610,970)

*	On October 31, 2014, the Fund has a net capital loss carryforward of $7,325,937 of which $1,010,377 expires in 2016, $4,448,923 expires in 2017 and $1,866,637 is unlimited losses. This amount will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, and other timing differences.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year undistributed net investment income has been increased by $3,727,601; accumulated net realized loss from investments, interest rate swaps and futures contracts has been decreased by $167,110; accumulated net realized foreign exchange gains has been decreased by $2,665,075; and paid-in capital has been decreased by $895,416. Included in these amounts are prior year reclassifications related to shareholder distributions and foreign currency gains/(losses). These reclassifications have no effect on net assets or net asset values per share.

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15,

2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2014 other than those listed below.

On November 11, 2014 and December 9, 2014, the Fund announced that it will pay on November 28, 2014 and January 12, 2015 a distribution of $0.07 per share to all shareholders of record as of November 24, 2014 and December 31, 2014, respectively.

On November 21, 2014, the Fund exited $5,000,000 in notional value of the swap maturing on November 4, 2024. On November 26, 2014, the Fund paid down $5,000,000 of the revolving credit facility. The new outstanding balance on the credit facility is $35,000,000.

Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Aberdeen Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Global Income Fund, Inc. (the “Fund”), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2014

Aberdeen Global Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Global Income Fund, Inc. during the fiscal year ended October 31, 2014:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/15/2013-12/13/2013	0.014%	42.30%
1/17/2014	0.013%	42.30%
2/14/2014-10/29/2014	0.053%	82.61%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

October 31, 2014

Board of Directors’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Global Income Fund, Inc. (“FCO” or the “Fund”) held on September 8, 2014, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (the “Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the “Sub-Adviser”). Collectively, the Investment Manager, the Investment Adviser and the Sub-Adviser are referred to herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In considering whether to approve the renewal of the Fund’s Advisory Agreements, the Board reviews a variety of information provided by the Advisers relating to FCO, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Advisers’ financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Advisers.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

October 31, 2014

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, consisting solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements.  The Directors considered the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the applicable Fund by the Advisers. The Board considered, among other things, the Advisers’ investment experience. The Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that they receive information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the applicable Advisory Agreements.

Investment performance of the Fund and the Advisers.  The Board received and reviewed with management, among other performance data, information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of its respective Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance. The Board concluded that overall performance results were satisfactory and supported continuation of the Advisory Agreements.

Specifically, the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar Group. The SI report indicated that the Fund’s annualized net total return was below the median for the one- and ten-year periods ended April 30, 2014, and was above the median for the three- and five-year periods ended April 30, 2014. The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for the last ten fiscal years as compared with the total returns of the Morningstar Group, and for the last five fiscal years as compared with other Aberdeen-managed funds and two segregated accounts with sufficiently similar investment portfolios to those of the Fund. The Board considered management’s discussion of the factors

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

October 31, 2014

contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Board also noted that the Fund’s annualized net total return for the five-year period ended April 30, 2014 was above the return of the Fund’s benchmark, and that the Fund’s annualized net total returns for the one-, three- and ten-year periods ended April 30, 2014 were below those of the Fund’s benchmark. The Board took into account management’s discussion of the Fund’s performance.

Fees and expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Board also considered that the compensation paid to the Investment Adviser and Sub-Adviser is paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board also considered information about the Investment Adviser’s and Investment Sub-Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory and sub-advisory fees. The Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Specifically, the SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2014, and which reflects both the advisory fee and the administration fee) was below the Peer Group’s median fee rates. The Board noted that, among other information, the SI data also indicated that the Fund’s annualized net total expense ratio based on average managed assets, which includes the Fund’s assets attributable to its common stock plus borrowings for investment purposes, including leverage, for the six months ended

April 30, 2014 was above the median expense ratios of the Peer Group. The data also indicated that the Fund’s annualized net total expense ratio based on average net assets, excluding the principal amount of borrowings, for the six months ended April 30, 2014 was above the median expense ratios of its Peer Group. The Board took into account the impact of leverage on Fund expenses. The Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients with sufficiently similar investment portfolios and investment management services to those of the Fund. The Board considered the fee comparisons in light of differences required to manage the different types of accounts.

Economies of Scale.  The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels and how the Fund’s management fee compares relative to its Peer Group at higher asset levels.

The Directors also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•

whether the Fund has operated in accordance with their investment objectives and the Fund’s record of compliance with their investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, such as reputational and other indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

As of October 31, 2014

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2016; Director since 2001	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, from 1991 to 2014, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, from 2000 to 2014, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	28	None

Independent Directors

P. Gerald Malone 48 Barmouth Road London SW18 2DP United Kingdom Year of Birth: 1950	Chairman of the Board; Class I Director	Term expires 2017; Director since 2005	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc.	27	None

Neville J. Miles 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	Class III Director	Term expires 2016; Director since 1999	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian companies.	27	None

William J. Potter c/o Aberdeen Asset Management Inc. 1735 Market St, 32nd Floor Philadelphia, Pa 19103 Year of Birth: 1948	Class II Director	Term expires 2015; Director since 1992	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Peter D. Sacks c/o Aberdeen Asset Management Inc. 1735 Market St, 32nd Floor Philadelphia, Pa 19103 Year of Birth: 1945	Class II Director	Term expires 2015; Director since 1992	Mr. Sacks has been Founding Partner of Toron AMI International Asset Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada	27	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	Class I Director	Term expires 2017; Director since 1992	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009. of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	27	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., and Aberdeen Greater China Fund Inc. have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.
-	Further information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-866-839-5233.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Kenneth Akintewe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

Nicholas Bishop** Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1975	Vice President	Since 2014	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Kevin Daly Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1960	Vice President	Since 2008	Currently, Portfolio Manager on Aberdeen’s Emerging Fixed Income Team (since 2007); previously, Credit Market Analyst for Standard & Poor’s London (1997-2007).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Head of Product-US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Asian Fixed Income on the Fixed Income – Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Head of Fund Administration-U.S. and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

Patrick O’Donnell Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	Vice President	Since 2013	Currently, Portfolio Manager for Aberdeen’s Euro Fixed income team. Previously, analyst and Derivatives Trader (from 2005-2011).

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Group Head of Product Development for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Victor Rodriguez** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1971	Vice President	Since 2009	Currently, Head of Asia-Pacific Fixed Income for Aberdeen Asset Management Asia Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited.

Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since 2014	Currently, Deputy Fund Chief Compliance Officer and U.S. Counsel for Aberdeen Asset Management Inc. (since July 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate attorney with Morgan, Lewis and Bockius from May 2008-April 2011.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 5, 2014.
**	Messrs. Akintewe, Bishop, Cotton, Goodson, Keener, Pittard, McCabe and Rodriguez and Mses. Ferrari, Kennedy, Melia, Nichols, Rosala and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., and Aberdeen Greater China Fund Inc., each of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kevin Daly, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Nicholas Bishop, Vice President

Jennifer Nichols, Vice President

Patrick O’Donnell, Vice President

Kenneth Akintewe, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

As of October 31, 2014, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that John T. Sheehy, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sheehy as the Audit and Valuation Committee’s financial expert. Mr. Sheehy in an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees		(c)[1] Tax Fees	(d) All Other Fees
October 31, 2014	$84,850	$5,250	[2]	$7,140	$0
October 31, 2013	$86,518	$27,500	[3]	$6,700	$0

1	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.
2	Amount related to the consent for the filing of the Registrant’s registration statement on February 28, 2014.
3	$27,500 related to public offering of shares.

(e)(1)

The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. The Committee

Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2014 and October 31, 2013, respectively KPMG billed $812,544 and $877,862 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2014, the Audit and Valuation Committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are referenced in Exhibit (d) and Investment Manager and Investment Adviser are referenced in Exhibit (e).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The information in the table below is as of January 7, 2015

Individual & Position	Services Rendered	Past Business Experience
Victor Rodriguez Head of Asia-Pacific Fixed Income	Oversees management of fixed income division in Asia-Pacific	Currently, Head of Fixed Income – Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Patrick O’Donnell Portfolio Manager	Responsible for portfolio management	Currently, Portfolio Manager for Aberdeen’s Euro Fixed income team. Previously, analyst and Derivatives Trader (from 2005-2011).

Kevin Daly Fixed Income – EMEA Portfolio Manager	Currently a Portfolio Manager on the Emerging Markets Debt team.	Currently, Portfolio Manager on Aberdeen’s Emerging Fixed Income Team (since 2007); previously, Credit Market Analyst for Standard & Poor’s London (1997-2007).

Nick Bishop Head of Fixed Income Australia	Oversees management of the Australian Fixed Income team	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Adam McCabe Head of Asian Fixed Income	Responsible for Asian fixed income	Currently, Head of Asian Fixed Income on the Fixed Income – Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

(a)(2)	The information in the table below is as of October 31, 2014

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Victor Rodriguez	Registered Investment Companies	4	$2,724.95	0	$0
	Pooled Investment Vehicles	53	$3,698.39	0	$0
	Other Accounts	62	$12,431.18	0	$0

Patrick O’Donnell	Registered Investment Companies	5	$530.99	0	$0
	Pooled Investment Vehicles	91	$14,485.59	0	$0
	Other Accounts	91	$24,924.68	0	$0

Kevin Daly	Registered Investment Companies	5	$530.99	0	$0
	Pooled Investment Vehicles	91	$14,485.59	0	$0
	Other Accounts	91	$24,924.68	0	$0

Nick Bishop	Registered Investment Companies	4	$2,724.95	0	$0
	Pooled Investment Vehicles	53	$3,698.39	0	$0
	Other Accounts	62	$12,431.18	0	$0

Adam McCabe	Registered Investment Companies	3	$2,612.85	0	$0
	Pooled Investment Vehicles	14	$2,104.30	0	$0
	Other Accounts	39	$9,336.17	0	$0

Total assets are as of October 31, 2014 and have been translated .to U.S. dollars at a rate of £1.00 = $1.60.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year—January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2014
Victor Rodriguez	$0
Patrick O’Donnell	$0
Kevin Daly	$0
Nick Bishop	$0
Adam McCabe	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2013 through November 30, 2013	None	None	None	940,415
December 1, 2013 through December 31, 2013	None	None	None	940,415
January 1, 2014 through January 31, 2014	39,600	10.53	39,600	936,455
February 1, 2014 through February 28, 2014	54,643	$10.55	94,243	930,991
March 1, 2014 through March 31, 2014	55,541	$10.70	149,784	925,437
April 1, 2014 through April 30, 2014	58,806	$10.99	208,590	919,556
May 1, 2014 through May 31, 2014	None	None	None	919,556
June 1, 2014 through June 30, 2014	None	None	None	919,556
July 1, 2014 through July 31, 2014	None	None	None	919,556
August 1, 2014 through August 31, 2014	None	None	None	919,558
September 1, 2014 through September 30, 2014	None	None	None	919,560
October 1, 2014 through October 31, 2014	None	None	None	919,562

Total	208,590	$10.71	0	—

1	The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%. The plan does not have an expiration date. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), and (c)(5) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

BY:	/s/ Christian Pittard
Christian Pittard, Principal Executive Officer of Aberdeen Global Income Fund, Inc.

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY:	/s/ Christian Pittard
Christian Pittard, Principal Executive Officer of Aberdeen Global Income Fund, Inc.

Date: January 7, 2015

BY:	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer of Aberdeen Global Income Fund, Inc.

Date: January 7, 2015

EXHIBIT LIST

12(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), and 12(c)(5) Distribution notice to stockholders

12(d) – Registrant’s Proxy Voting Policies

12(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies